                                                                      EXHIBIT 99


                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                         AMERICAN EXPRESS ISSUANCE TRUST
                                  SERIES 2005-1

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as servicer ("TRS"), pursuant to the Transfer and Servicing Agreement, dated as of May 19, 2005 (as may be amended and supplemented, the "Agreement"), among AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION V LLC, a Delaware limited liability company, as transferor, TRS, as servicer and administrator, AMERICAN EXPRESS ISSUANCE TRUST, a statutory trust created under the laws of the State of Delaware (the "Trust"), and THE BANK OF NEW YORK, as Indenture Trustee (the "Indenture Trustee"), does hereby certify that:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or the Indenture, dated as of May 19, 2005 (as amended or supplemented, the "Indenture"), between the Trust and the Indenture Trustee, as supplemented by the Series 2005-1 Indenture Supplement, dated as of September 16, 2005, between the Trust and the Indenture Trustee (as amended and supplemented, the "Indenture Supplement" and together with the Indenture, the "Indenture"), as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The  undersigned  is an  Authorized  Officer  of the  Servicer  who is duly
     authorized   pursuant  to  the   Agreement  to  execute  and  deliver  this
     Certificate to the Indenture Trustee.

4.   This Certificate relates to the Payment Date occurring on October 16, 2006.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects its obligations under the Agreement and the Indenture through the Monthly Period preceding such Payment Date and no material default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 6 below.

6. The following is a description of each material default in the performance of the Servicer's obligations under the provisions of the Agreement known to me to have been made by the Servicer through the Monthly Period preceding such Payment Date, which sets forth in detail (i) the nature of each such default, (ii) the action taken by the Servicer, if any, to remedy each such default and (iii) the current status of each such default: None

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of October, 2006.

                                AMERICAN EXPRESS TRAVEL RELATED
                                SERVICES COMPANY, INC., as Servicer

                                By:    /s/ Stephen J. Bakonyi
                                       ----------------------------
                                Name:  Stephen J. Bakonyi
                                Title: Vice President
                                       ABS Operations

                         AMERICAN EXPRESS ISSUANCE TRUST
                                  SERIES 2005-1
                                 MONTHLY REPORT

        Monthly Period:                                25-Aug-06 to 24-Sep-06
        Record Date:                                                30-Sep-06
        Payment Date:                                               16-Oct-06

        TRUST ACTIVITY                                           TRUST TOTALS

        1.  Number of days in Monthly Period                               31

        2.  Beginning of Monthly Period Number of
            Accounts                                                7,405,242

        3.  Beginning of Monthly Period Principal
            Receivables, including any additions or
            removals during the Monthly Period              $7,970,986,818.86

        3a. Addition of Principal Receivables                           $0.00

        3b. Removal of Principal Receivables                            $0.00

        4.  Beginning of Monthly Period Invested Amount
            of Collateral Certificates                                  $0.00

        5.  Beginning of Monthly Period Excess Funding Amount           $0.00

        6.  Beginning of Monthly Period Pool Balance        $7,970,986,818.86

        7.  Beginning of Monthly Period Available
            Overconcentration Account Amount                            $0.00

        8.  New Principal Receivables                       $6,879,699,023.96

        9.  Principal Collections                           $6,841,986,400.87

        10. Gross Default Amount                               $18,403,686.79

        11. End of Monthly Period Principal Receivables     $7,990,295,755.16

        12. End of Monthly Period Invested Amount of
            Collateral Certificates                                     $0.00

        13. End of Monthly Period Excess Funding Account
            Amount                                                      $0.00

        14. End of Monthly Period Pool Balance              $7,990,295,755.16

        15. End of Monthly Period Required Pool Balance     $1,200,000,000.00

        16. End of Monthly Period Available
            Overconcentration Account Amount                            $0.00

        17. Required Overconcentration Account Amount                   $0.00

        18. End of Monthly Period Number of Accounts                7,253,232

        TRUST PERFORMANCE

        1.  Principal Collections                           $6,841,986,400.87

        2.  Principal Payment Rate                                     85.84%

        3.  Net Default Amount                                 $12,036,935.59

        4.  Annualized Net Default Rate                                 1.77%

        5.  Finance Charge Collections                        $211,607,826.84

        6.  Trust Portfolio Yield (Net of Defaults)                    29.41%

        7.  Delinquencies

            31 - 60 Days Delinquent                           $156,773,578.83

            61 - 90 Days Delinquent                            $44,455,296.38

            90+ Days Delinquent                               $114,847,642.70

            Total 30+ Days Delinquent                         $316,076,517.91

        TRANSFEROR AMOUNT

        1.  Beginning of Monthly Period Pool Balance        $7,970,986,818.86

        2.  Beginning of Monthly Period Nominal
            Liquidation Amount                              $1,200,000,000.00

        3.  Beginning of Monthly Period Transferor Amount   $6,770,986,818.86

        4.  End of Monthly Period Pool Balance              $7,990,295,755.16

        5.  End of Monthly Period Nominal Liquidation
            Amount                                          $1,200,000,000.00

        6.  End of Monthly Period Transferor Amount         $6,790,295,755.16

        7.  End of Monthly Period Required Transferor
            Amount                                          $1,198,544,363.27

        SERIES 2005-1 NOMINAL LIQUIDATION AMOUNT

        1.  Beginning of Monthly Period Series 2005-1
            Nominal Liquidation Amount                        $600,000,000.00

        2.  Reimbursement of previous reductions in the
            Series 2005-1 Nominal Liquidation Amount                    $0.00

        3.  Investor Charge-offs                                        $0.00

        4.  Reallocated Principal Collections                           $0.00

        5.  Principal Funding Account Balance                           $0.00

        6.  Payments of principal of the Series 2005-1 Notes            $0.00

        7.  Reimbursement of previous reductions in the
            Series 2005-1 Nominal Liquidation Amount                    $0.00

        8.  End of Monthly Period Series 2005-1 Nominal
            Liquidation Amount                                $600,000,000.00



        REALLOCATION GROUP A ALLOCATIONS       TRUST TOTAL         GROUP TOTAL

        1.  Nominal Liquidation Amount                      $1,200,000,000.00

        2.  Finance Charge Collections     $211,607,826.84     $31,856,707.08

        3.  Interest                                            $5,579,845.01

        4.  Net Default Amount                                  $1,812,112.24

        5.  Servicing Fee paid to the servicer                  $2,000,000.00

        6.  Additional Amounts                                          $0.00

        SERIES 2005-1 ALLOCATIONS

        1.  Reallocation Group                                        Group A

        2.  Shared Excess Available Finance Charge
            Collections Group                                         Group A

        3.  Shared Excess Available Principal
            Collections Group                                         Group A

        4.  Principal Funding Account Balance                           $0.00

        5.  Series 2005-1 Floating Allocation Percentage                7.53%

        6.  Series 2005-1 Finance Charge Collections           $15,928,353.54

        7.  Series 2005-1 Reallocation Group A Finance
            Charge Collections                                 $15,917,064.38

        8.  Net Investment Proceeds from Principal
            Funding Account                                             $0.00

        9.  Amounts withdrawn from the Accumulation
            Reserve Account                                             $0.00

        10. Series 2005-1 Available Finance Charge
            Collections                                        $15,917,064.38

        11. Series 2005-1 Allocation of Shared Excess
            Available Finance Charge Collections                        $0.00

        12. Series 2005-1 Determination Date                       09/13/2006

        13. Series 2005-1 Monthly Interest
            (15-Sep-06 to 15-Oct-06)                            $2,778,633.34

        14. Series 2005-1 Servicing Fee paid to the
            servicer                                            $1,000,000.00

        15. Series 2005-1 Default Amount                          $906,056.12

        16. Series 2005-1 Principal Allocation
            Percentage                                                  7.53%

        17. Series 2005-1 Allocation of Principal
            Collections                                        515,016,764.40

        18. Series 2005-1 Allocation of Shared Excess
            Available Principal Collections                             $0.00

        19. Series 2005-1 Allocation of amounts withdrawn
            from the Overconcentration Account                          $0.00

        APPLICATION OF SERIES 2005-1 AVAILABLE FINANCE CHARGE COLLECTIONS

        1.  Series 2005-1 Available Finance Charge
            Collections                                        $15,917,064.38

        2.  Class A Notes ($558,000,000)
            a. Class A Monthly Interest
               (Note Interest Rate: 5.36000%)                   $2,575,480.00
            b. Class A Outstanding Monthly Interest                     $0.00
            c. Class A Additional Interest                              $0.00
            d. Class A Outstanding Additional Interest                  $0.00

        3.  Class B Notes ($12,000,000)
            a. Class B Monthly Interest
               (Note Interest Rate: 5.51000%)                      $56,936.67
            b. Class B Outstanding Monthly Interest                     $0.00
            c. Class B Additional Interest                              $0.00
            d. Class B Outstanding Additional Interest                  $0.00

        4.  Class C Notes ($30,000,000)
            a. Class C Monthly Interest
               (Note Interest Rate: 5.66000%)                     $146,216.67
            b. Class C Outstanding Monthly Interest                     $0.00
            c. Class C Additional Interest                              $0.00
            d. Class C Outstanding Additional Interest                  $0.00

        5.  Series 2005-1 Servicing Fee paid to servicer        $1,000,000.00

        6.  Amount equal to Series 2005-1 Default Amount
            treated as Series 2005-1 Available Principal
            Collections                                           $906,056.12

        7.  Amount equal to unreimbursed reductions in the
            Series 2005-1 Nominal Liquidation Amount treated
            as Series 2005-1 Available Principal Collections            $0.00

        8.  Deposited to the Accumulation Reserve Account               $0.00

        9.  Deposited to the Class C Reserve Account                    $0.00

        10. In the event of default and acceleration, amount
            up to the outstanding dollar principal amount of
            the Series 2005-1 notes treated as Series 2005-1
            Available Principal Collections                             $0.00

        11. Remaining amount treated as Shared Excess
            Available Finance Charge Collections available
            for allocation to other series in Shared Excess
            Available Finance Charge Collections Group A       $11,232,374.92

        12. Remaining amount paid to the holder of the
            Transferor Interest                                $11,232,374.92

        APPLICATION OF SHARED EXCESS AVAILABLE FINANCE CHARGE
        COLLECTIONS ALLOCATED TO  SERIES 2005-1

        1.  Shared Excess Available Finance Charge Collections          $0.00

        2.  Applied to fund Class A Monthly Interest and Class A
            Additional Interest and any past due Class A Monthly
            Interest and Class A Additional Interest                    $0.00

        3.  Applied to fund Class B Monthly Interest and Class B
            Additional Interest and any past due Class B Monthly
            Interest and Class B Additional Interest                    $0.00

        4.  Applied to fund Class C Monthly Interest and Class C
            Additional Interest and any past due Class C Monthly
            Interest and Class C Additional Interest                    $0.00

        5.  Applied to unpaid Series 2005-1 Servicing Fee               $0.00

        6.  Amount equal to Series 2005-1 Default Amount
            treated as Series 2005-1 Available Principal
            Collections                                                 $0.00

        7.  Amount equal to unreimbursed reductions in the
            Series 2005-1 Nominal Liquidation Amount treated
            as Series 2005-1 Available Principal Collections            $0.00

        8.  Deposited to the Accumulation Reserve Account               $0.00

        9.  Deposited to the Class C Reserve Account                    $0.00

        10. In the event of default and acceleration, amount
            up to the outstanding dollar principal amount of
            the Series 2005-1 Notes treated as Series 2005-1
            Available Principal Collections                             $0.00

        11. Remaining amount treated as Shared Excess Available
            Finance Charge Collections available to cover Series
            Available Finance Charge Collections Shortfalls             $0.00

        12. Remaining amount paid to the holder of the
            Transferor Interest                                         $0.00

        PRINCIPAL COLLECTIONS

        1.  Series 2005-1 Principal Allocation Percentage               7.53%

        2.  Series 2005-1 Principal Collections               $515,016,764.40

        3.  Reallocated Principal Collections required to pay
            shortfalls in interest on the Class A Notes or the
            Class B Notes or shortfalls in the Series 2005-1
            Servicing Fee and past due amounts thereon                  $0.00

        4.  Item 2 minus Item 3                               $515,016,764.40

        5.  Other amounts treated as Series 2005-1 Available
            Principal Collections                                 $906,056.12

        6.  Series 2005-1 Available Principal Collections
            (total of items 4 and 5)                          $515,922,820.52


        APPLICATION OF AVAILABLE PRINCIPAL COLLECTIONS
        DURING REVOLVING PERIOD

        1.  Treated as Shared Excess Available Principal
            Collections                                       $515,922,820.52

        APPLICATION OF PRINCIPAL COLLECTIONS DURING
        CONTROLLED ACCUMULATION PERIOD

        1.  Principal Funding Account                                   $0.00

        2.  Treated as Shared Excess Available Principal
            Collections                                                 $0.00

        APPLICATION OF PRINCIPAL COLLECTIONS DURING EARLY
        AMORTIZATION PERIOD

        1.  Class A Noteholders                                         $0.00

        2.  Class B Noteholders                                         $0.00

        3.  Class C Noteholders                                         $0.00

        4.  Treated as Shared Excess Available Principal
            Collections                                                 $0.00


        APPLICATION OF SHARED EXCESS AVAILABLE PRINCIPAL COLLECTIONS ALLOCATED TO SERIES 2005-1

        1.  Series 2005-1 Available Principal Collections
            Shortfall                                                   $0.00

        2.  Shared Excess Available Principal Collections               $0.00

        3.  During the Controlled Accumulation Period:

        3a. Amount deposited in the Principal Funding
            Account                                                     $0.00

        4.  During the Early Amortization Period:                       $0.00

        4a. Paid to the Class A Noteholders                             $0.00

        4b. Paid to the Class B Noteholders                             $0.00

        4c. Paid to the Class C Noteholders                             $0.00

        SERIES 2005-1 PRINCIPAL FUNDING, ACCUMULATION, CLASS C
        RESERVE ACCOUNT

        1.  Principal Funding Account
            Opening Balance                                             $0.00
             Additions                                                  $0.00
             Withdrawals                                                $0.00
            Ending Balance                                              $0.00

        2.  Investment Proceeds on Principal Funding Account            $0.00

        3.  Accumulation Reserve Account Amount
            Opening Balance                                             $0.00
             Additions                                                  $0.00
             Withdrawals                                                $0.00
            Ending Balance                                              $0.00

        4.  Accumulation Reserve Account target amount                  $0.00

        5.  Class C Reserve Account Amount
            Opening Balance                                             $0.00
             Additions                                                  $0.00
             Withdrawals                                                $0.00
            Ending Balance                                              $0.00

        6.  Class C Reserve Account target amount                       $0.00


        PORTFOLIO PERFORMANCE DATA

        1.  Series 2005-1 Portfolio Yield
            Current Monthly Period                                     29.46%
            Prior Monthly Period                                       30.23%
            Second Prior Monthly Period                                29.75%

        2.  Series 2005-1 Quarterly Portfolio Yield                    29.81%

        3.  Series 2005-1 Base Rate
            Current Monthly Period                                      7.38%
            Prior Monthly Period                                        7.38%
            Second Prior Monthly Period                                 7.42%

        4.  Series 2005-1 Quarterly  Base Rate                          7.39%

        5.  Series 2005-1 Excess Spread Percentage
            Current Monthly Period                                     22.08%
            Prior Monthly Period                                       22.85%
            Second Prior Monthly Period                                22.33%

        6.  Series 2005-1 Quarterly  Excess Spread Percentage          22.42%

        Is the Quarterly Excess Spread Percentage greater
        than the Required Excess Spread Percentage?                       Yes

        7.  Principal Payment Rate
            Current Monthly Period                                     85.84%
            Prior Monthly Period                                       86.87%
            Second Prior Monthly Period                                87.00%

        8.  Quarterly  Principal Payment Rate                          86.57%

        Is the Quarterly Principal Payment Rate greater than 60%?         Yes


                                           AMERICAN EXPRESS TRAVEL RELATED
                                           SERVICES COMPANY, INC., as Servicer

                                           By:    /s/ Stephen J. Bakonyi
                                                  ----------------------------
                                           Name:  Stephen J. Bakonyi
                                           Title: Vice President
                                                  ABS Operations

                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                         AMERICAN EXPRESS ISSUANCE TRUST
                                  SERIES 2005-2

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as servicer ("TRS"), pursuant to the Transfer and Servicing Agreement, dated as of May 19, 2005 (as may be amended and supplemented, the "Agreement"), among AMERICAN EXPRESS RECEIVABLES FINANCING CORPORATION V LLC, a Delaware limited liability company, as transferor, TRS, as servicer and administrator, AMERICAN EXPRESS ISSUANCE TRUST, a statutory trust created under the laws of the State of Delaware (the "Trust"), and THE BANK OF NEW YORK, as Indenture Trustee (the "Indenture Trustee"), does hereby certify that:

1. Capitalized terms used in this Certificate have their respective meanings set forth in the Agreement or the Indenture, dated as of May 19, 2005 (as amended or supplemented, the "Indenture"), between the Trust and the Indenture Trustee, as supplemented by the Series 2005-2 Indenture Supplement, dated as of September 16, 2005, between the Trust and the Indenture Trustee (as amended and supplemented, the "Indenture Supplement" and together with the Indenture, the "Indenture"), as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The  undersigned  is an  Authorized  Officer  of the  Servicer  who is duly
     authorized   pursuant  to  the   Agreement  to  execute  and  deliver  this
     Certificate to the Indenture Trustee.

4.   This Certificate relates to the Payment Date
                    occurring on October 16, 2006.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects its obligations under the Agreement and the Indenture through the Monthly Period preceding such Payment Date and no material default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 6 below.

6. The following is a description of each material default in the performance of the Servicer's obligations under the provisions of the Agreement known to me to have been made by the Servicer through the Monthly Period preceding such Payment Date, which sets forth in detail (i) the nature of each such default, (ii) the action taken by the Servicer, if any, to remedy each such default and (iii) the current status of each such default: None

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 10th day of October, 2006.

                                AMERICAN EXPRESS TRAVEL RELATED
                                SERVICES COMPANY, INC., as Servicer

                                By:    /s/ Stephen J. Bakonyi
                                       ----------------------------
                                Name:  Stephen J. Bakonyi
                                Title: Vice President
                                       ABS Operations

                         AMERICAN EXPRESS ISSUANCE TRUST
                                  SERIES 2005-2
                                 MONTHLY REPORT

        Monthly Period:                                25-Aug-06 to 24-Sep-06
        Record Date:                                                30-Sep-06
        Payment Date:                                               16-Oct-06

        TRUST ACTIVITY                                           TRUST TOTALS

        1.  Number of days in Monthly Period                               31

        2.  Beginning of Monthly Period Number of
            Accounts                                                7,405,242

        3.  Beginning of Monthly Period Principal
            Receivables, including any additions or
            removals during the Monthly Period              $7,970,986,818.86

        3a. Addition of Principal Receivables                           $0.00

        3b. Removal of Principal Receivables                            $0.00

        4.  Beginning of Monthly Period Invested Amount
            of Collateral Certificates                                  $0.00

        5.  Beginning of Monthly Period Excess Funding
            Amount                                                      $0.00

        6.  Beginning of Monthly Period Pool Balance        $7,970,986,818.86

        7.  Beginning of Monthly Period Available
            Overconcentration Account Amount                            $0.00

        8.  New Principal Receivables                       $6,879,699,023.96

        9.  Principal Collections                           $6,841,986,400.87

        10. Gross Default Amount                               $18,403,686.79

        11. End of Monthly Period Principal Receivables     $7,990,295,755.16

        12. End of Monthly Period Invested Amount of
            Collateral Certificates                                     $0.00

        13. End of Monthly Period Excess Funding Account
            Amount                                                      $0.00

        14. End of Monthly Period Pool Balance              $7,990,295,755.16

        15. End of Monthly Period Required Pool Balance     $1,200,000,000.00

        16. End of Monthly Period Available
            Overconcentration Account Amount                            $0.00

        17. Required Overconcentration Account Amount                   $0.00

        18. End of Monthly Period Number of Accounts                7,253,232

        TRUST PERFORMANCE

        1.  Principal Collections                           $6,841,986,400.87

        2.  Principal Payment Rate                                     85.84%

        3.  Net Default Amount                                 $12,036,935.59

        4.  Annualized Net Default Rate                                 1.77%

        5.  Finance Charge Collections                        $211,607,826.84

        6.  Trust Portfolio Yield (Net of Defaults)                    29.41%

        7.  Delinquencies

            31 - 60 Days Delinquent                           $156,773,578.83

            61 - 90 Days Delinquent                            $44,455,296.38

            90+ Days Delinquent                               $114,847,642.70

            Total 30+ Days Delinquent                         $316,076,517.91

        TRANSFEROR AMOUNT

        1.  Beginning of Monthly Period Pool Balance        $7,970,986,818.86

        2.  Beginning of Monthly Period Nominal
            Liquidation Amount                              $1,200,000,000.00

        3.  Beginning of Monthly Period Transferor
            Amount                                          $6,770,986,818.86

        4.  End of Monthly Period Pool Balance              $7,990,295,755.16

        5.  End of Monthly Period Nominal Liquidation
            Amount                                          $1,200,000,000.00

        6.  End of Monthly Period Transferor Amount         $6,790,295,755.16

        7.  End of Monthly Period Required Transferor
            Amount                                          $1,198,544,363.27

        SERIES 2005-2 NOMINAL LIQUIDATION AMOUNT

        1.  Beginning of Monthly Period Series 2005-2
            Nominal Liquidation Amount                        $600,000,000.00

        2.  Reimbursement of previous reductions in the
            Series 2005-2 Nominal Liquidation Amount                    $0.00

        3.  Investor Charge-offs                                        $0.00

        4.  Reallocated Principal Collections                           $0.00

        5.  Principal Funding Account Balance                           $0.00

        6.  Payments of principal of the Series 2005-2 Notes            $0.00

        7.  Reimbursement of previous reductions in the
            Series 2005-2 Nominal Liquidation Amount                    $0.00

        8.  End of Monthly Period Series 2005-2 Nominal
            Liquidation Amount                                $600,000,000.00



        REALLOCATION GROUP A ALLOCATIONS      TRUST TOTAL          GROUP TOTAL

        1.  Nominal Liquidation Amount                      $1,200,000,000.00

        2.  Finance Charge Collections   $211,607,826.84       $31,856,707.08

        3.  Interest                                            $5,579,845.01

        4.  Net Default Amount                                  $1,812,112.24

        5.  Servicing Fee paid to the servicer                  $2,000,000.00

        6.  Additional Amounts                                          $0.00

        SERIES 2005-2 ALLOCATIONS

        1.  Reallocation Group                                        Group A

        2.  Shared Excess Available Finance Charge
            Collections Group                                         Group A

        3.  Shared Excess Available Principal
            Collections Group                                         Group A

        4.  Principal Funding Account Balance                           $0.00

        5.  Series 2005-2 Floating Allocation Percentage                7.53%

        6.  Series 2005-2 Finance Charge Collections           $15,928,353.54

        7.  Series 2005-2 Reallocation Group A Finance
            Charge Collections                                 $15,939,642.71

        8.  Net Investment Proceeds from Principal
            Funding Account                                             $0.00

        9.  Amounts withdrawn from the Accumulation
            Reserve Account                                             $0.00

        10. Series 2005-2 Available Finance Charge
            Collections                                        $15,939,642.71

        11. Series 2005-2 Allocation of Shared Excess
            Available Finance Charge Collections                        $0.00

        12. Series 2005-2 Determination Date                       09/13/2006

        13. Series 2005-2 Monthly Interest
            (15-Sep-06 to 15-Oct-06)                            $2,801,211.67

        14. Series 2005-2 Servicing Fee paid to the
            servicer                                            $1,000,000.00

        15. Series 2005-2 Default Amount                          $906,056.12

        16. Series 2005-2 Principal Allocation
            Percentage                                                  7.53%

        17. Series 2005-2 Allocation of Principal
            Collections                                        515,016,764.40

        18. Series 2005-2 Allocation of Shared Excess
            Available Principal Collections                             $0.00

        19. Series 2005-2 Allocation of amounts withdrawn
            from the Overconcentration Account                          $0.00

        APPLICATION OF SERIES 2005-2 AVAILABLE FINANCE CHARGE COLLECTIONS

        1.  Series 2005-2 Available Finance Charge
            Collections                                        $15,939,642.71

        2.  Class A Notes ($558,000,000)
            a. Class A Monthly Interest
               (Note Interest Rate: 5.40000%)                   $2,594,700.00
            b. Class A Outstanding Monthly Interest                     $0.00
            c. Class A Additional Interest                              $0.00
            d. Class A Outstanding Additional Interest                  $0.00

        3.  Class B Notes ($12,000,000)
            a. Class B Monthly Interest
               (Note Interest Rate: 5.61000%)                       $57,970.00
            b. Class B Outstanding Monthly Interest                     $0.00
            c. Class B Additional Interest                              $0.00
            d. Class B Outstanding Additional Interest                  $0.00

        4.  Class C Notes ($30,000,000)
            a. Class C Monthly Interest
               (Note Interest Rate: 5.75000%)                     $148,541.67
            b. Class C Outstanding Monthly Interest                     $0.00
            c. Class C Additional Interest                              $0.00
            d. Class C Outstanding Additional Interest                  $0.00

        5.  Series 2005-2 Servicing Fee paid to servicer        $1,000,000.00

        6.  Amount equal to Series 2005-2 Default Amount
            treated as Series 2005-2 Available Principal
            Collections                                           $906,056.12

        7.  Amount equal to unreimbursed reductions in the
            Series 2005-2 Nominal Liquidation Amount treated
            as Series 2005-2 Available Principal Collections            $0.00

        8.  Deposited to the Accumulation Reserve Account               $0.00

        9.  Deposited to the Class C Reserve Account                    $0.00

        10. In the event of default and acceleration, amount
            up to the outstanding dollar principal amount of
            the Series 2005-2 notes treated as Series 2005-2
            Available Principal Collections                             $0.00

        11. Remaining amount treated as Shared Excess
            Available Finance Charge Collections available
            for allocation to other series in Shared Excess
            Available Finance Charge Collections Group A       $11,232,374.92

        12. Remaining amount paid to the holder of the
            Transferor Interest                                $11,232,374.92

        APPLICATION OF SHARED EXCESS AVAILABLE FINANCE CHARGE
        COLLECTIONS ALLOCATED TO  SERIES 2005-2

        1.  Shared Excess Available Finance Charge Collections          $0.00

        2.  Applied to fund Class A Monthly Interest and Class A
            Additional Interest and any past due Class A Monthly
            Interest and Class A Additional Interest                    $0.00

        3.  Applied to fund Class B Monthly Interest and Class B
            Additional Interest and any past due Class B Monthly
            Interest and Class B Additional Interest                    $0.00

        4.  Applied to fund Class C Monthly Interest and Class C
            Additional Interest and any past due Class C Monthly
            Interest and Class C Additional Interest                    $0.00


        5.  Applied to unpaid Series 2005-2 Servicing Fee               $0.00

        6.  Amount equal to Series 2005-2 Default Amount
            treated as Series 2005-2 Available Principal
            Collections                                                 $0.00

        7.  Amount equal to unreimbursed reductions in the
            Series 2005-2 Nominal Liquidation Amount treated
            as Series 2005-2 Available Principal Collections            $0.00

        8.  Deposited to the Accumulation Reserve Account               $0.00

        9.  Deposited to the Class C Reserve Account                    $0.00

        10. In the event of default and acceleration, amount
            up to the outstanding dollar principal amount of
            the Series 2005-2 Notes treated as Series 2005-2
            Available Principal Collections                             $0.00

        11. Remaining amount treated as Shared Excess Available
            Finance Charge Collections available to cover Series
            Available Finance Charge Collections Shortfalls             $0.00

        12. Remaining amount paid to the holder of the
            Transferor Interest                                         $0.00

        PRINCIPAL COLLECTIONS

        1.  Series 2005-2 Principal Allocation Percentage               7.53%

        2.  Series 2005-2 Principal Collections               $515,016,764.40

        3.  Reallocated Principal Collections required to
            pay shortfalls in interest on the Class A Notes
            or the Class B Notes or shortfalls in the Series
            2005-2 Servicing Fee and past due amounts thereon          $0.00

        4.  Item 2 minus Item 3                               $515,016,764.40

        5.  Other amounts treated as Series 2005-2 Available
            Principal Collections                                 $906,056.12

        6.  Series 2005-2 Available Principal Collections
            (total of items 4 and 5)
                                                              $515,922,820.52

        APPLICATION OF AVAILABLE PRINCIPAL COLLECTIONS
        DURING REVOLVING PERIOD

        1.  Treated as Shared Excess Available
            Principal Collections                             $515,922,820.52

        APPLICATION OF PRINCIPAL COLLECTIONS DURING
        CONTROLLED ACCUMULATION PERIOD

        1.  Principal Funding Account                                   $0.00

        2.  Treated as Shared Excess Available Principal
            Collections                                                 $0.00

        APPLICATION OF PRINCIPAL COLLECTIONS DURING EARLY
        AMORTIZATION PERIOD

        1.  Class A Noteholders                                         $0.00

        2.  Class B Noteholders                                         $0.00

        3.  Class C Noteholders                                         $0.00

        4.  Treated as Shared Excess Available Principal
            Collections                                                 $0.00


        APPLICATION OF SHARED EXCESS AVAILABLE PRINCIPAL COLLECTIONS ALLOCATED TO SERIES 2005-2

        1.  Series 2005-2 Available Principal Collections
            Shortfall                                                   $0.00

        2.  Shared Excess Available Principal Collections               $0.00

        3.  During the Controlled Accumulation Period:

        3a. Amount deposited in the Principal Funding
            Account                                                     $0.00

        4.  During the Early Amortization Period:                       $0.00

        4a. Paid to the Class A Noteholders                             $0.00

        4b. Paid to the Class B Noteholders                             $0.00

        4c. Paid to the Class C Noteholders                             $0.00

        SERIES 2005-2 PRINCIPAL FUNDING, ACCUMULATION, CLASS C
        RESERVE ACCOUNT

        1.  Principal Funding Account
            Opening Balance                                             $0.00
             Additions                                                  $0.00
             Withdrawals                                                $0.00
            Ending Balance                                              $0.00

        2.  Investment Proceeds on Principal Funding Account            $0.00

        3.  Accumulation Reserve Account Amount
            Opening Balance                                             $0.00
             Additions                                                  $0.00
             Withdrawals                                                $0.00
            Ending Balance                                              $0.00

        4.  Accumulation Reserve Account target amount                  $0.00

        5.  Class C Reserve Account Amount
            Opening Balance                                             $0.00
             Additions                                                  $0.00
             Withdrawals                                                $0.00
            Ending Balance                                              $0.00

        6.  Class C Reserve Account target amount                       $0.00


        PORTFOLIO PERFORMANCE DATA

        1.  Series 2005-2 Portfolio Yield
            Current Monthly Period                                     29.50%
            Prior Monthly Period                                       30.27%
            Second Prior Monthly Period                                29.79%

        2.  Series 2005-2 Quarterly Portfolio Yield                    29.85%

        3.  Series 2005-2 Base Rate
            Current Monthly Period                                      7.42%
            Prior Monthly Period                                        7.42%
            Second Prior Monthly Period                                 7.46%

        4.  Series 2005-2 Quarterly  Base Rate                          7.43%

        5.  Series 2005-2 Excess Spread Percentage
            Current Monthly Period                                     22.08%
            Prior Monthly Period                                       22.85%
            Second Prior Monthly Period                                22.33%


        6.  Series 2005-2 Quarterly  Excess Spread Percentage          22.42%

        Is the Quarterly Excess Spread Percentage greater
        than the Required Excess Spread Percentage?                       Yes

        7.  Principal Payment Rate
            Current Monthly Period                                      85.84%
            Prior Monthly Period                                        86.87%
            Second Prior Monthly Period                                 87.00%

        8.  Quarterly  Principal Payment Rate                          86.57%

        Is the Quarterly Principal Payment Rate greater than 60%?         Yes


                                         AMERICAN EXPRESS TRAVEL RELATED
                                         SERVICES COMPANY, INC., as Servicer

                                         By:    /s/ Stephen J. Bakonyi
                                                ----------------------------
                                         Name:  Stephen J. Bakonyi
                                         Title: Vice President
                                                ABS Operations